EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT dated as of March 1, 2000, by and between silverzipper.com, Inc., a Nevada corporation with offices located at 81 Holly Hill Lane, Greenwich, CT 06830 (the "Company"), and PAUL E. PALMERI, residing at 145 Turtle Back Road, New Canaan, CT 06840 (the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the Company is an e-commerce business engaged in the design, manufacture, distribution and sale of ski clothing and other active wear apparel; and

     WHEREAS, the Company wishes to assure itself of the services of the Executive for the period provided in this Agreement, and the Executive is willing to serve in the employ of the Company on a full-time basis for said period, and upon the other terms and conditions hereinafter provided.

     NOW, THEREFORE, the Company and the Executive, intending to be legally bound, agree as follows:

     1. Employment. The Company hereby employs the Executive and the Executive hereby accepts employment with the Company, all in accordance with the terms and conditions hereof, for a term commencing on the date hereof and ending (subject to the provisions of Section 5 hereof) three (3) years thereafter (the "Term") on December 31, 2002. The Term shall then extend automatically in one (1) year increments, subject to termination by notice given by either party to the other not less than three (3) months prior to the commencement of any one year extension.

     2. Duties.

     2.1 During the Term, the Executive shall be employed by the Company and shall serve as its Chief Executive Officer, and shall perform such duties and have such powers relating to the Company, as the Board of Directors may specify from time to time.

     2.2 During the Term, the Executive shall devote his full business time, attention and energy to the business and affairs of the Company and shall not engage, directly or indirectly, in any other business, employment or occupation which is competitive with the business of the Company.

     3. Compensation.

     3.1 As compensation for his services and undertakings pursuant to the terms of this Agreement, the Executive shall receive base compensation at the rate of One Hundred Fifty Thousand ($150,000) Dollars per year (the "Base Compensation"). The Base Compensation shall be payable at such regular times and intervals as the Company customarily pays its employees from time to time.
Executive shall be entitled to receive such salary increases as the Board of Directors of the Company may, on the basis of improvements in the Company's performance or other reasonable criteria, deem appropriate.

     3.2 The Company recognizes that it is essential for its growth that the Executive, in addition to his administrative duties, identify, analyze, negotiate and consummate the acquisition of existing businesses for the Company. Accordingly, the Executive shall be entitled to receive additional compensation ("Additional Compensation") for acquisitions consummated during the Term, and any acquisition commenced during the Term and thereafter consummated as follows. The term "Acquisition Price" shall be the value of the acquisition as recorded by the Company in its financial statements in accordance with GAAP and the advice of the independent accountants of the Company. The Additional Compensation shall be equal to six (6%) percent of the Acquisition Price and shall be paid by the issuance to the Executive of shares of restricted common stock, no par value, of the Company valued at the greater of (i) the value attributed thereto in the acquisition (if applicable) or (ii) the average closing price of the common stock for the 30 trading days ending on the date the acquisition was consummated. At the request of the Executive, the Company will file a registration statement for such shares on Form S-3 (if then available) or if it can not do so, will advance to the Executive a sum sufficient to pay any taxes related to such issuance, which loan shall be non-recourse to the Executive and shall be secured only by the common stock on account of which there is a tax liability then being funded.

     3.3 The Executive shall have the right to participate, on the same basis as other executive employees of the Company, in the Company's employee benefit programs, if any, including, without limitation, group life, health, accident and hospitalization insurance programs covering the Executive and his dependents and disability insurance similar in coverage to that currently provided.

     3.4 Executive shall be entitled to an annual performance bonus in such amounts as may be determined by the Company's Board of Directors in accordance with the performance bonus plan as set forth by the Company's Board of Directors for each fiscal year. Payment of the bonus, if any, shall be made within seventy-five (75) days after the end of each fiscal year of the Company.

     3.5 During the Term, the Executive shall also be provided with the full-time use of an automobile whose annual total cost (including lease payments and the cost of insurance, fuel and repairs) shall not exceed Six Thousand ($6,000) Dollars.

     3.6 The Company shall deduct from the Executive's Compensation and bonus any Federal, state or city withholding taxes, social security contributions and any other amounts which may be required to be deducted or withheld by the Company pursuant to any federal, state or city laws, rules or regulations.

     3.7 The Company shall reimburse the Executive, or cause him to be reimbursed, for all reasonable out-of-pocket expenses incurred by him in the performance of his duties hereunder or in furtherance of the business and/or interests of the Company; provided, however, that the Executive shall have previously furnished to the Company an itemized account, satisfactory to the Company, in substantiation of such expenditures.

     3.8 The Executive shall be granted an option to purchase 300,000 shares of Common Stock of the Company at $5.00 per share vesting as to 100,000 shares each at the end of the first, second and third years of the Term, with full vesting upon a merger of the Company in which it is not the surviving entity or the sale by the Company of substantially all of its assets.

     4. Indemnification. The Company undertakes, to the extent permitted by law, to indemnify and hold the Executive harmless from and against all claims, damages, losses and expenses, including reasonable attorneys' fees and disbursements, arising out of the performance by the Executive of his duties pursuant to this Agreement, in furtherance of the Company's business and within the scope of his employment.

     5. Termination.

     5.1 If the Executive dies or becomes disabled during the Term, his Base Compensation and all other rights under this Agreement except for rights under
Section 3.2 shall terminate at the end of the month during which death or disability occurs. For purposes of this Agreement, the Executive shall be deemed to be "disabled" if he has been unable to perform his duties for six (6) consecutive months or nine (9) months in any twelve (12) month period, all as determined in good faith by the Board of Directors of the Company.

     5.2 The Company  shall,  in the manner  described in the last  paragraph of
Section 5.3, have the right to terminate the employment of Executive under this Agreement and Executive shall forfeit the right to receive any and all further payments hereunder, other than the right to receive any compensation then due and payable to Executive pursuant to Section 3 hereof through to the date of termination (except for Section 3.2 hereof), if Executive shall have committed any material breach of any of the provisions or covenants of this Agreement.

     5.3 If the Company elects to terminate this Agreement as set forth above, it shall deliver notice of such intention to Executive, describing with reasonable detail, the action or omission of the Executive constituting the act of default (the "Termination Notice"), and prior to any termination by the Company of Executive's employment, Executive shall first have an opportunity to cure or remedy such act of default within forty-five (45) days following the Termination Notice, and if the same is cured or remedied within such period, such notice shall become null and void.

     6. Restrictive Covenants.

     6.1 Confidential Information; Covenant not to Disclose. The Executive covenants and undertakes that he will not at any time during or after the termination of his employment hereunder reveal, divulge, or make known to any person, firm, corporation, or other business organization (other than the Company or its affiliates, if any), or use for his own account any customer lists, trade secrets, or any secret or any confidential information of any kind used by the Company during his employment by the Company, and made known (whether or not with the knowledge and permission of the Company, whether or not developed, devised, or otherwise created in whole or in part by the efforts of the Executive, and whether or not a matter of public knowledge unless as a result of authorized disclosure) to the Executive by reason of his employment by the Company. The Executive further covenants and agrees that he shall retain such knowledge and information which he has acquired or shall acquire and develop during his employment respecting such customer lists, trade secrets, and secret or confidential information in trust for the sole benefit of the Company, its successors and assigns.

     6.2 Covenant Not to Compete; Non-Interference.

     6.2.1 The Executive covenants and undertakes that, during the period of his employment hereunder and for a period of one (1) year hereafter, he will not, without the prior written consent of the Company, directly or indirectly, and whether as principal, agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, firm, corporation, or other business organization, carry on, or be engaged, concerned, or take part in, or render services to, or own, share in the earnings of, or invest in the stock, bonds, or other securities of any person, firm, corporation, or other business organization (other than the Company or its affiliates, if any) engaged in a business in the Continental United States which is in competition with any of the businesses carried on by the Company (a "Similar Business") except in the course of his employment hereunder; provided, however, that the Executive may invest in stock, bonds, or other securities of any Similar Business (but without otherwise participating in the activities of such Similar Business) if (i) such stock, bonds, or other securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934; and (ii) his investment does not exceed, in the case of any class of the capital stock of any one issuer, 5% of the issued and outstanding shares, or in the case of bonds or other securities, 5% of the aggregate principal amount thereof issued and outstanding.

     6.2.2 The Executive covenants and undertakes that during the period of his employment hereunder and for a period of one (1) year thereafter he will not, whether for his own account or for the account of any other person, firm, corporation or other business organization, interfere with the Company's relationship with, or endeavor to entice away from the Company, any person, firm, corporation or other business organization who or which at any time during the term of the Executive's employment with the Company was an employee, consultant, agent, supplier, or a customer of, or in the habit of dealing with, the Company.

     6.2.3 If any provision of this Article 6.2 is held by any court of competent jurisdiction to be unenforceable because of the scope, duration or area of applicability, such provision shall be deemed modified to the extent the court modifies the scope, duration or area of applicability of such provision to make it enforceable.

     7. Injunction. It is recognized and hereby acknowledged by the Executive that a breach or violation by the Executive of any of the covenants or agreements contained in this Agreement may cause irreparable harm and damage to the Company hereto, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and acknowledges that the Company shall be entitled to an injunction, without posting any bond or security in connection therewith, from any court of competent jurisdiction enjoining and restraining any breach or violation of any of the restrictive covenants contained in Article 6 of this Agreement by the Executive or his associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other rights or remedies the Company may possess. Nothing contained in this Article 7 shall be construed to prevent the Company from seeking and recovering from the Executive damages sustained as a result of any breach or violation by the Executive of any of the covenants or agreements contained in this Agreement, and that in the event of any such breach, the Company shall avail itself of all remedies available both at law and at equity.

     8. Compliance with Other Agreements. The Executive represents and warrants to the Company that the execution of this Agreement by him and his performance of his obligations hereunder will not, with or without the giving of notice, the passage of time or both, conflict with, result in the breach of any provision of or the termination of, or constitute a default under, any agreement to which the Executive is a party or by which the Executive is or may be bound.

     9. Miscellaneous.

     9.1 Notices. Any notice or other communication to a party under this Agreement shall be in writing, and shall be considered given when delivered personally, or by a recognized overnight delivery company to the party at the following address or at such other address as the party may specify by notice to the other in the manner provided for herein:

     (a) If to the Company at its address set forth above, with a copy to Ruskin, Moscou, Evans & Faltischek, P.C., 170 Old Country Road, Mineola, New York 11501, Attention: Stuart M. Sieger, Esq.; and

     (b) If to the Executive: at his address set forth above.

     Either party may change the address to which notice may be given by giving 10 days' notice of such change.

     9.2 Benefit. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns. Insofar as the Executive is concerned this Agreement, being personal, cannot be assigned.

     9.3 Validity. The invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provision.

     9.4. Entire Agreement. The Agreement constitutes the entire Agreement between the parties, and supersedes all existing agreements between them. It may only be changed or terminated by an instrument in writing signed by both parties. The covenants of the Executive contained in Article 6 of this Agreement shall survive the termination of this Agreement and the expiration of the Term.

     9.5 New York Law to Govern. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of New York without regard to its conflicts of law principles. Exclusive jurisdiction of any action or proceeding arising hereunder shall reside in the Federal and New York State courts located in the City, County and State of New York. The party prevailing in the dispute shall be entitled to be reimbursed for its reasonable counsel fees and expenses for the party not prevailing.

     9.6 Waiver of Breach. The failure of a party to insist on strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver hereto must be in writing.

     9.7   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.8  Paragraph  Headings.   Paragraph  headings  are  inserted  herein  for
convenience only and are not intended to modify, limit or alter the meaning of any provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have set their hands and executed this Agreement as of the day and year first above written.

                                              SILVERZIPPER.COM, INC.


                                          By: /s/ Richard Bernstein
                                              ---------------------
                                              Richard  Bernstein, Vice President


                                              /s/ Paul E. Palmeri
                                              -------------------
                                              PAUL E. PALMERI, Individually